2.60 1.80 2.15 3.30 3.75 5.10 0.15 5.10 4.50 - logo 0.15 Investor Presentation November 2017 0 34 84 18 86 154 108 134 195 82 89 95 191 191 191 241 229 24 33 75 35 255 175 25

Positioned to Unlock Long-term Value Clear investment strategy focused on middle-market communities across non-gateway MSAs Accretive, tenant-first approach to owning and operating high-quality multifamily communities Value-add community redevelopment and capital recycling initiatives Simple, conservative capital structure, focused on stable returns $ Aston Wake Forest, NC Creekstone at RTP Durham, NC Millenia 700 Orlando, FL

Key Transformational Moments Aug 2013 IPO on NYSE MKT, raising $34mm of proceeds Proceeds used to redeem Series A preferred stock and Series B preferred OP units and to fund property acquisitions Full Year Raised $67mm, $77mm, and $58mm of proceeds in three follow-on offerings throughout 2014 Proceeds used to fund property acquisitions Acquired 20 properties (6,031 units) May 2015 Announced definitive merger agreement to acquire Trade Street Residential (NASDAQ:TSRE) Sep 2015 Closed the acquisition of Trade Street Residential (4,989 units) for $674mm May 2016 Completed dispositions of four properties recognizing $38mm of gains on sales since December 2015 4Q 2016 Raised $246 mm of equity to internalize, reduce leverage and repurchase its shares from RAIT Completed internalization 1H 2017 Converted secured credit facility to unsecured credit facility, saving 35 to 40 bps of interest annually Executed on capital recycling initiative: Sold three properties held for sale Completed three acquisitions Transferred listing of common stock to NYSE 3Q 2017 Agreed to acquire a nine-community portfolio (2,352 units) Raised $126.1 mm net proceeds to partially fund the portfolio acquisition 2017 2016 2015 2014 2013

Clear Investment and Ownership Strategy Assets Our Focus: Well-located middle-market communities, likely to benefit from IRT’s: Robust management platform Operational expertise Economies of scale Markets Our Focus: Targeted Submarkets within Non-Gateway Markets exhibiting: Strong apartment demand Limited new construction Strong economic indicators We Look For: Strong employment drivers Population growth & positive net migration trends Limited multi-family housing starts Well-rated schools We look for: Mid-rise/garden style (150–500 units) with attractive amenities Acquire properties at less than replacement cost in the $15-50 million price range A 5-15 year operating track record Opportunities for repositioning or updating through capex Opportunities to apply tailored marketing and management strategies to attract and retain residents and increase rents Operational inefficiencies which stand to benefit from our expertise and economies of scale Creating value by identifying the right assets in the right markets Leading To Increased Property Level NOI – Stable Occupancy Rates, Above Average Rent Growth and Reduced Expenses

Population growth in IRT’s markets is above the national average and is growing faster than new supply, creating increased demand for existing apartment units. Migration Outpacing New Supply Projected Net Migration / Projected Completions Population Growing at a Higher Rate in IRT’s Markets Represents the number of people migrating to markets for every one unit delivered Source: REIS, Inc. Note: 2017 and 2018 figures are projections as reported by REIS as of 3Q 2017. IRT weighted averages are based on unit count of same store properties as of Q3 2017. Completions data for the IRT markets of Asheville, NC; Jackson, MS; and Huntsville, AL are not tracked by REIS and therefore projected migration and completions for these markets are not included in the data. Gateway markets represent an arithmetic average of New York, Washington, DC, San Francisco and Los Angeles. Population in IRT’s markets is expected to grow 1.29% in 2018 compared to 0.51% in gateway markets and 0.94% across the country 1,2 3 1,2 3 Our Markets Demonstrate Positive Demographic Factors 0 34 84 18 86 154 108 134 195 82 89 95 191 191 191 241 229 24 33 75 35 255 175 25

Job growth in IRT’s markets is in line with the national average and is growing faster than new supply, creating increased demand for existing apartment units. Job Growth Outpacing New Supply Employment Growing at a Higher Rate in IRT’s Markets Projected Jobs / Projected Completions Represents the number of new jobs for every one unit delivered Employment in IRT’s markets is expected to grow 1.61% in 2018 compared to 1.10% in gateway markets and 1.63% across the country 1,2 1,2 3 3 Source: REIS, Inc. Note: 2017 and 2018 figures are projections as reported by REIS as of 3Q 2017. IRT weighted averages are based on unit count of same store properties as of Q3 2017. Completions data for the IRT markets of Asheville, NC; Jackson, MS; and Huntsville, AL are not tracked by REIS and therefore projected migration and completions for these markets are not included in the data. Gateway markets represent an arithmetic average of New York, Washington, DC, San Francisco and Los Angeles. Our Markets Demonstrate Strong Employment Outlook 0 34 84 18 86 154 108 134 195 82 89 95 191 191 191 241 229 24 33 75 35 255 175 25

Low Homeownership Limited New Supply The national Class B vacancy rate remains close to historic lows Class B vacancy continues to decline, notwithstanding an increase in apartment completions across the broader apartment market The majority of new supply remains concentrated in primary markets Source: Federal Reserve Bank of St. Louis (FRED) as of 11/3/17 2017 completions are equal to actual completions through September 2017. Our Assets Demonstrate Attractive Apartment Industry Dynamics The favorable fundamentals of our markets drive demand for our assets Growth in households increases the pool of renters, even more so during periods of declining homeownership The homeownership rate was 63.9% in 3Q 2017 down from 69.2% in 1Q 2004 (the peak) Homeownership affordability remains challenging for many households, especially for first time buyers The favorable fundamentals of our markets drive demand for our assets 1

Property Name Market State Built / Renovated Units Period End Occupancy1 Avg. Effective Rent/Unit2 Close Date Kensington Commons Columbus OH 2004 264 97.7% $852 9/26/2017 Schirm Farms Columbus OH 2002 264 97.3% $831 9/26/2017 Riverchase Apts Indianapolis IN 2000 216 95.8% $800 9/26/2017 Cherry Grove Commons Myrtle Beach SC 2001 172 98.8% $949 9/26/2017 Live Oak Trace Baton Rouge LA 2002/2017 264 96.4% $983 10/25/2017 Creekside Corners Apts Atlanta GA 2001 444 93.7% $931 Est. 4Q 2017 Brunswick Point Wilmington NC 2005 288 89.2% $817 Est. 4Q 2017 Hartshire Lakes Indianapolis IN 2008 272 91.9% $917 Est. 4Q 2017 Tides at Calabash Wilmington NC 2011 168 97.0% $838 Est. 4Q 2017 Total       2,352 94.9% $884 Recent Opportunistic Portfolio Acquisition Hartshire Lakes Indianapolis, IN Schirm Farms Columbus, OH Cherry Grove Commons Myrtle Beach, SC Riverchase Apartments Indianapolis, IN Creekside Corners Atlanta, GA Brunswick Point Wilmington, NC Kensington Commons Columbus, OH Live Oak Trace Baton Rouge, LA Tides at Calabash Wilmington, NC Portfolio Overview Physical occupancy for each property is calculated as (i) total units rented as of 7/31/17 divided by (ii) total units available as of 7/31/17, expressed as a percentage. Average monthly effective rent, per unit, represents the average monthly rent for all occupied units for the three-month period ended 7/31/17. Transaction Rationale On September 3, 2017, IRT agreed to acquire a nine-community portfolio, totaling 2,352 units for $228.1 million Increases scale with 18% expansion in total unit count Operational upside Accelerates IRT’s penetration into a number of core existing non-gateway markets High-quality middle-market communities Value-add opportunities +

Value Accretive Portfolio Transformation Source: Company filings and CoStar. For all owned properties as of 9/30/2017 and pro forma for all acquisitions through 9/30/2017. Excludes the Crossings at Ridgewood, which is held for sale.. Midpoint of full year 2017 guidance as of 9/30/2017 2 At IPO (August 2013): 8 properties 2,004 units $791 avg. base rent 93.6% occupied Average community age: 26 years $154mm in gross assets Upon the close of the announced acquisition : 54 properties 14,733 units $998 avg. base rent 94.7% occupied Average community age: 16 years $1,642mm in gross assets Core FFO Growth (Full year, $s in millions) ~588% increase in community count Over 6.5x more units 26% increase in avg. base rent 120 bps occupancy growth 10 year reduction in average age A ~966% increase in gross assets Over the Past Four Years + 1

Scale & regional strategy drive long-term margin accretion Portfolio Scale and Management Platform Deliver Operational Excellence Portfolio Acquisition Properties Existing IRT Properties New/Increased Economies of Scale (Columbus, Indianapolis, Carolinas) For all owned properties as of 9/30/2017 and pro forma for all acquisitions through 9/30/2017. Excludes the Crossings at Ridgewood, which is held for sale. IRT’s Management Platform: Manage all 54 properties1 Capitalizing on economies of scale through regional managers’ ability to be on-site Algorithmic-based revenue management system Resulting in cost management efficiencies Regional management team averages over 20 years of experience Management platform differentiates IRT, and drives retention IRT’s 3Q 2017 Highlights1: $998 avg. effective monthly rent 94.7% period ending occupancy 59.2% NOI Margin +

Executing on Capital Recycling Initiatives in 2017 Track record of improving portfolio quality with dispositions: Upgraded portfolio by disposing Class C Assets, using proceeds to acquire Class B Assets Lowered exposure to capital intensive communities while increasing our average effective monthly rent 130 bps YTD2 Exited Tucson, Phoenix and Denver markets that were outside of our core geographic footprint Source: Company filings and press releases. As of Sept. 30, 2017 Average Monthly Effective Rent per Occupied Unit of all properties as of 12/31/2016 and 9/30/2017 respectively, excluding properties held for sale. Disposed Assets & Assets Held for Sale Property Location Disposition Date1 Sales Price ($ in millions) Copper Mill Austin, TX May 5 $32.0 Heritage Trace Newport News, VA June 1 $11.6 Berkshire Square Indianapolis, IN June 9 $16.0 The Crossings Jackson Under Contract $27.2 Total ~$87.0 Property Location Acquisition Date1 Sales Price ($ in millions) Lakes at Northdale Tampa, FL Feb. 27 $29.8 Haverford Place Lexington, KY May 24 $14.2 South Terrace Durham, NC June 30 $43.0 Total ~$87.0 Acquired Assets $ Class C Assets Class B Assets Selling Buying

Communities Acquired Through Capital Recycling Lakes at Northdale | Tampa, FL Acquired for $29.8 million 216 units 94.0% period end occupancy Located in a A-rated school system Limited construction with additions at or below 3% of existing inventory over the past 5 years Easy access to Tampa’s major highway South Terrace | Durham, NC Acquired for $43.0 million 328 units 93.6% period end occupancy Located in one of the fastest growing submarkets by rent growth in the Raleigh-Durham area Easy access to the area’s major highway Employers like IBM, Citrix, Cisco and Sasol operate in the area Haverford Place | Lexington, KY Acquired for $14.2 million 160 units 99.4% period end occupancy Located in the fastest growing county in the state by population, growing 11.2% from 2010-2015 Near Toyota’s largest manufacturing plant in North America, employing 8,200 in total $

We define value-add as any investment that will result in an ability to increase rents or provide a meaningful reduction in costs. Value-Add Opportunity Organically Drives Value $ Before After OPPORTUNITY SCOPE RESULTS Approximately 4,300 units identified for redevelopment across 14 properties creating organic value. The investment of ~$45 million to be rolled out in 2 stages Estimated return on total cost of 15%-20% Estimated incremental NOI of $8-$9 million Cabinets Countertops Blinds Switches & Outlets Flooring Lighting & Hardware Package Cabinet Door Fronts Vinyl Plank Flooring Appliance Package Full Renovation – < $10k per unit Medium Renovation – $3k - $5k per unit Light Renovation – $1k - $2k per unit

Driving Organic Growth Low risk redevelopment with potential for immediate value creation per unit Estimated Incremental Value Created for Shareholders: 1 Source: Reflects all acquisitions in 2017 for a FY, including pro forma NOI from the recent nine-community portfolio acquisition. Excludes all assets sold and held for sale in 2017, including The Crossings at Ridgewood Opportunity to unlock an additional $8.0M - $9.0M in NOI 3 Communities 1,010 Units Est. $12.5M investment Est. return of 15-20% Est. avg. monthly rent premium of ~$161 Expected to be complete by end of 2018 11 Communities 3,308 Units Est. $32.1M investment Est. return of ~20% Est. avg. monthly rent premium of ~$166 Expected to be complete by end of 2019 $

3Q is calculated based on IRT’s capitalization as of 9/30/17 and the recent equity offering that closed on 9/12/2017, including the overallotment option that was exercised by the underwriters. Adjusted EBITDA as of 3Q 2017, annualized, and pro forma for acquisitions and dispositions that occurred during 3Q 2017. Non-GAAP. Net debt equals total debt less cash and cash equivalents. 3Q 2016 66.0% Debt Simple Capital Structure We have a simple capital structure... With almost no debt maturing until 2021… …And limited exposure to interest rate risk. Our focus is reducing leverage. 3Q 2017 45.4% Debt Total Debt Common Equity Market Capitalization Net Debt to Adjusted EBITDA 2 Total Market Capitalization Floating Rate Debt Fixed Rate Debt 3Q 2017 99% Fixed 1 $s in millions $1.33bn $1.61bn 1 Actual Debt Maturity Schedule

How IRT Unlocks Long-term Value Clear investment strategy focused on middle-market communities across non-gateway MSAs Accretive, tenant-first approach to owning and operating high-quality multifamily communities Value-add community redevelopment and capital recycling initiatives Simple, conservative capital structure, focused on stable returns $ Our markets are leading gateway cities & the national average in: Job & population Growth 12 new jobs for every unit delivered in IRT markets Recent 9-community portfolio acquisition aligns perfectly with strategy Management platform drives margin accretion High, stable occupancy: 94.8% NOI growth: 4.9% YTD 28% increase in avg. base rent since IPO Recycled ~$87 million into core Class B communities Value-add opportunities in 14 communities Est. return of 15%-20% Est. NOI growth of $8-$9mm Initiative to reduce net debt to adj. EBITDA multiple to the low 7’s Total debt to total market capitalization ratio is ~45% 99% of debt is fixed rate

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Proforma Portfolio Metrics Footnotes: Average Monthly Effective Rent per Occupied Unit of all properties owned by IRT, excluding Crossings at Ridgewood which is HFS. HPI properties pending closing utilize Effective Rents In Place. Excludes Live Oak Trace as that property was undergoing renovation from a flood in 2016. Occupancy for Live Oak Trace was 61% as of 9/30/2017. Renovations are complete and the property is in lease-up currently. Average Age represents the number of years since the later of original construction or major renovation. Fourteen properties within the future IRT portfolio totaling 4,318 units are undergoing or planned to undergo significant renovations beginning over the next year. IRT NOI margin represents that for the last twelve months (“LTM”). The Acquisition Portfolio NOI margin represents that for pro forma Year 1 exclusive of any value-add opportunities. Weighted by 3Q 2017 Net Operating Income (“NOI”) or Yr 1 NOI exclusive of any value-add opportunities. IRT Pre Acquisition (As of 9/30/17) Excludes Crossings at Ridgewood (HFS) 9 Community Portfolio Acquisition IRT Pro Forma for Portfolio Acquisition Total # of Properties 45 9 54 Total # of Units 12,381 2,352 14,733 Average Monthly Rent ($) (1) $1,023 $867 $998 Period End Occupancy (%) 94.8% 94.3% (2) 94.7% Average Age (years) (3) 16 13 16 NOI Margin (%) (4) 59.5% 57.0% 59.2% Portfolio Quality (5) A Quality B Quality

Definitions Average Effective Monthly Rent per Unit Average effective rent per unit represents the average of gross rent amounts, divided by the average occupancy (in units) for the period presented. We believe average effective rent is a helpful measurement in evaluating average pricing. This metric, when presented, reflects the average effective rent per month. Average Occupancy Average occupancy represents the average of the daily physical occupancy for the period presented. Adjusted EBITDA EBITDA is defined as net income before interest expense including amortization of deferred financing costs, income tax expense, and depreciation and amortization expenses. Adjusted EBITDA is EBITDA before acquisition and integration expenses and certain other non-operating gains or losses related to items such as asset sales, debt extinguishments, acquisition related debt extinguishment expenses, gains on the TSRE merger, and management internalization expenses. EBITDA and Adjusted EBITDA are each non-GAAP measures. We consider each of EBITDA and Adjusted EBITDA to be an appropriate supplemental measure of our performance because it eliminates interest, income taxes, depreciation and amortization, acquisition and integration expenses and other non-operating gains and losses, which permits investors to view income from operations without these non-cash or non-operating items. IRT’s calculation of Adjusted EBITDA differs from the methodology used for calculating Adjusted EBITDA by certain other REITs and, accordingly, IRT’s Adjusted EBITDA may not be comparable to Adjusted EBITDA reported by other REITs. Funds From Operations (“FFO”) and Core Funds From Operations (“CFFO”) IRT believes that FFO and CFFO, each of which is a non-GAAP measure, are additional appropriate measures of the operating performance of a REIT and IRT in particular. IRT computes FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT, as net income or loss (computed in accordance with GAAP), excluding real estate-related depreciation and amortization expense, gains or losses on sales of real estate and the cumulative effect of changes in accounting principles. CFFO is a computation made by analysts and investors to measure a real estate company’s operating performance by removing the effect of items that do not reflect ongoing property operations, including stock compensation expense, depreciation and amortization of other items not included in FFO, amortization of deferred financing costs, acquisition and integration expenses, and other non-operating gains or losses related to items such as hedge ineffectiveness, defeasance costs we incur when we sell a property subject to secured debt, asset sales, debt extinguishments, acquisition related debt extinguishment expenses, gains on the TSRE merger, and management internalization expenses, from the determination of FFO. IRT incurs acquisition expenses in connection with acquisitions of real estate properties and expenses those costs when incurred in accordance with U.S. GAAP. As these expenses are one-time and reflective of investing activities rather than operating performance, IRT adds back these costs to FFO in determining CFFO. IRT’s calculation of CFFO differs from the methodology used for calculating CFFO by certain other REITs and, accordingly, IRT’s CFFO may not be comparable to CFFO reported by other REITs. IRT’s management utilizes FFO and CFFO as measures of IRT’s operating performance, and believes they are also useful to investors, because they facilitate an understanding of IRT’s operating performance after adjustment for certain non-cash or non-operating items that are required by GAAP to be expensed but may not necessarily be indicative of current operating performance and that may not accurately compare IRT’s operating performance between periods. Furthermore, although FFO, CFFO and other supplemental performance measures are defined in various ways throughout the REIT industry, IRT believes that FFO and CFFO may provide IRT and our investors with an additional useful measure to compare IRT’s financial performance to certain other REITs. Neither FFO nor CFFO is equivalent to net income or cash generated from operating activities determined in accordance with GAAP. Furthermore, FFO and CFFO do not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties. Neither FFO nor CFFO should be considered as an alternative to net income as an indicator of IRT’s operating performance or as an alternative to cash flow from operating activities as a measure of IRT’s liquidity.

Definitions Interest Coverage Interest coverage is a ratio computed by dividing our Adjusted EBITDA by our interest expense. Net Debt Net debt, a non-GAAP measure, equals total debt less cash and cash equivalents. The following table provides a reconciliation of total debt to net debt. IRT presents net debt because management believes it is a useful measure of IRT’s credit position and progress toward reducing leverage. The calculation is limited in that IRT may not always be able to use cash to repay debt on a dollar for dollar basis (Dollars in thousands). Net Operating Income IRT believes that Net Operating Income (“NOI”), a non-GAAP measure, is a useful measure of its operating performance. IRT defines NOI as total property revenues less total property operating expenses, excluding depreciation and amortization, asset management fees, property management fees, acquisition expenses and general administrative expenses. In connection with our management internalization which was completed in the fourth quarter of 2016, we modified our calculation of NOI to exclude property management expenses. We retrospectively adjusted previously reported NOI to conform to this change. Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. We believe that this measure provides an operating perspective not immediately apparent from GAAP operating income or net income. We use NOI to evaluate our performance on a same store and non-same store basis because NOI measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance and captures trends in rental housing and property operating expenses. However, NOI should only be used as an alternative measure of our financial performance. Same Store Properties and Same Store Portfolio IRT reviews its same store properties or portfolio at the beginning of each calendar year. Properties are added into the same store portfolio if they were owned at the beginning of the previous year. Properties that are held-for-sale or have been sold are excluded from the same store portfolio. Total Gross Assets Total Gross Assets equals total assets plus accumulated depreciation and accumulated amortization, including fully depreciated or amortized real estate and real estate related assets. The following table provides a reconciliation of total assets to total gross assets (Dollars in thousands). As of September 30, 2017 June 30, 2017 March 31, 2017 December 31, 2016 September 30, 2016 Total debt $ 731,625 $ 764,521 $ 765,695 $ 743,817 $ 880,581 Less: cash and cash equivalents (10,128) (6,271) (10,065) (20,892) (29,247) Total net debt $ 721,497 $ 758,250 $ 755,630 $ 722,925 $ 851,334 As of September 30, 2017 June 30, 2017 March 31, 2017 December 31, 2016 September 30, 2016 Total assets $ 1,405,212 $ 1,317,177 $ 1,306,986 $ 1,294,237 $ 1,306,242 Plus: accumulated depreciation (a) 76,664 68,433 68,262 60,719 52,824 Plus: accumulated amortization 15,670 15,254 15,341 15,287 15,287 Total gross assets $ 1,497,546 $ 1,400,864 $ 1,390,589 $ 1,370,243 $ 1,374,353 (a) Includes previously recognized depreciation on properties that are classified as held-for-sale.

This presentation may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which Independence Realty Trust, Inc. (“IRT”) operates and beliefs of and assumptions made by IRT management, and involve uncertainties that could significantly affect the financial results of IRT. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “focused,” variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include, but are not limited to, statements about IRT’s plans, objectives, expectations and intentions and statements that address operating performance, events or developments that IRT expects or anticipates will occur in the future. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although IRT believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, IRT can give no assurance that IRT’s expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) national, regional and local economic climates, (ii) changes in financial markets and interest rates, or to the business or financial condition of IRT, (iii) changes in market demand for rental apartment homes and competitive pricing, (iv) IRT’s maintenance of its real estate investment trust (“REIT”) status, (v) availability of financing and capital, (vi) risks associated with pursuing strategic acquisitions, including risks associated with the need to raise additional capital to fund the acquisitions, and (vii) those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by IRT from time to time, including those discussed under the heading “Risk Factors” in IRT’s most recently filed reports on Forms 10-K and 10-Q. IRT does not undertake any duty to update any forward-looking statements appearing in this presentation, except as may be required by applicable law. This document and the related presentation may contain non-U.S. generally accepted accounting principals (“GAAP”) financial measures. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is included in this document and/or IRT’s reports filed or furnished with the SEC available at IRT’s website www.IRTLIVING.com under Investor Relations. IRT’s other SEC filings are also available through this link.   Disclosure Notices